UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 10, 2009

PATIENT ACCESS SOLUTIONS, INC.

(Exact name of registrant as specified in this charter)

NEVADA	333-143694	98-0550407
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Marcus Blvd. Hauppauge, NY	11788
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (631) 656-2000

(Former Name or Former Address, if Changes Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this report, the terms “we”, “us”, “our”, “our company,” or “the Corporation” refers to Patient Access Solutions, Inc., a Nevada corporation.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 10, 2009, Joseph I. Emas resigned as a member of the Board of Directors. There were no disagreements with Joseph I. Emas on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Patient Access Solutions, Inc.

Date: February 13, 2009

	By	/s/ Bruce Weitzberg
Bruce Weitzberg
Chief Executive Officer